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                                CEO Certification

I, Bradley T. MacDonald, the registrant, Chairman of the Board and Chief Executive Officer certify that:

      1. The registrant's certifying officer has reviewed this Form 10-QSB of Medifast, Inc.

      2. Based on the registrant's certifying officer's knowledge, this 10-QSB does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Form 10-QSB.

      3. Based on the registrant's certifying officer's knowledge, the financial statements, and other financial information included in the Form 10-QSB, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for the periods presented in this 10-QSB.

      4. The registrant's certifying officer is responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

         a. Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period by which this Form 10-QSB is being prepared;

         b. Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this 10-QSB (the "Evaluation Date") and

         c. Presented in this 10-QSB our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

      5. The registrant's certifying officer has disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors:

         a. All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

         b. Any fraud, whether or not materials, that involves management or other employees who have a significant role in the registrant's internal controls.

      6. The registrant's certifying officer indicated in the Form 10-QSB whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies or material weaknesses, within the accounting system.


August 16, 2004

/s/ Bradley T. MacDonald
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Bradley T. MacDonald
Chairman of the Board & Chief Executive Officer